UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY          10005
(Address of principal executive offices)     (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/14 - 6/30/14

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSRS and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

MIDAS FUND

MIDAS MAGIC

MIDAS PERPETUAL PORTFOLIO

MIDAS FUNDS

DISCOVERING OPPORTUNITIES

2014

JUNE 30 SEMI-ANNUAL REPORT

MIDAS FUNDS

Discovering Opportunities®

INSIDE New Account Application

We believe that a quality investing
approach can provide an important
advantage in volatile markets.

We also believe that personal investment
planning can be successful
by following three simple rules.

● Follow a regular monthly investment plan.

● Manage risk by diversifying among investments.

● Commit to a long term investing approach.

MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
(Ticker: MIDSX)	(Ticker: MISEX)	(Ticker: MPERX)
Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments primarily in precious metals and natural resource companies and gold, silver, and platinum bullion.
Seeks capital appreciation by investing in any security type in any industry sector and in domestic or foreign companies of any size.
Seeks to preserve and increase the purchasing power value of its shares over the long term by investing in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks.

2014
JUNE 30 SEMI-ANNUAL REPORT
LETTER TO SHAREHOLDERS	1
PORTFOLIO COMMENTARY
Midas Fund	2
Midas Magic	3
Midas Perpetual Portfolio	4
Allocation of Portfolio Holdings	5
About Your Fund’s Expenses	7
FINANCIAL STATEMENTS
Schedule of Portfolio Investments
Midas Fund	8
Midas Magic	10
Midas Perpetual Portfolio	12
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Statements of Cash Flows	17
Notes to Financial Statements	18
Financial Highlights	26
SUPPLEMENTAL INFORMATION
Board Approval of Investment
Management Agreements	28
Additional Information	30
ACCOUNT INFORMATION
Invest with Midas	31
OPENING YOUR NEW ACCOUNT
Instructions for Online and
Paper Applications	32
New Account Paper Application	33

LETTER TO SHAREHOLDERS

Do investment temptations increase as financial markets rise? Small company stocks have performed particularly well since the 2008 crash, and many investors seem to be giving into the temptation to now chase the past performance of this sector. Similarly, junk bonds are tempting many with their offer of higher current yields, notwithstanding their higher longer term risks. The lure of short term performance, in disregard of known risks and potential pitfalls, can be a temptation for all investors — but we suspect it can be particularly seductive for those without a long term investment plan.

That’s another reason why at Midas we believe in a well-considered, long term, investment plan for the future.  With a longer term perspective towards future retirement, college tuition, or other financial goals, the need for potential gains, as well as the risks of loss, may appear in better perspective.  While no plan can eliminate the risk of permanent loss, we believe managing investment temptations and risks can be helped by developing a long term plan, diversifying investments, and following through with regular monthly investing.

DEVELOP A LONG TERM INVESTMENT PLAN

At Midas, we think a long term plan starts with quality investing.  By quality investing, we mean seeking investments in established companies with track records of success that could be better positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses.  Seeking quality in this manner can help keep an investor’s focus on long term results. In this vein, Midas Magic concentrates its portfolio in some of the world’s strongest companies with global operations in finance, technology, and other industries.  Midas Fund seeks resource companies offering financial strength, expanding production profiles, increasing cash flow, or other special features. Midas Perpetual Portfolio seeks portfolio strength through investments in precious metals, stocks of large growth companies and “hard asset” companies, and Swiss bonds.

DIVERSIFY TO MANAGE EMOTIONAL AND INVESTMENT RISK

Market volatility, both up and down, can tempt investors to veer off plans developed during calmer times.  Overall portfolio diversification can help moderate these swings, and mitigate the impact of any one negative financial or economic event.  In this connection, the three Midas Funds have been designed with differing investment objectives and policies.  Midas Magic seeks capital appreciation.  Midas Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income.  Midas Perpetual Portfolio seeks to preserve and increase the purchasing power value of its shares.  Of course, there can be no assurance that a Fund will achieve its objective. Interestingly, Midas Perpetual Portfolio seeks to regularly “re-balance” the allocation of its portfolio to increase its relative investment in currently out of favor but, hopefully, better value opportunities.

FOLLOW THROUGH WITH REGULAR MONTHLY INVESTING

The Midas Bank Transfer Plan can assist investors follow through on a plan to invest regularly.  With the Transfer Plan, you decide now to invest a certain amount each month in the future for as long as you like and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Investing the same amount regularly can reduce anxiety over investing in a rising or falling market or buying all of your shares at market highs.  Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases.  Nevertheless, you should consider your ability to continue your purchases through periods of low price levels before undertaking such a strategy.

THE MIDAS TOUCH® ACCOUNT ACCESS

Seeking quick and convenient information about your investments?  Looking to reduce paperwork? Just log into THE MIDAS TOUCH® Account Access at www.MidasFunds.com for free, 24-hour access to your Midas account and to sign up for electronic delivery of your Midas account statements, shareholder reports, prospectuses, and other updates.  With electronic delivery, you get all your Midas information more speedily and storage of your account documents on the site for up to four years.  Of course, if you would like to just speak with a Shareholder Services Representative or have any questions about your account, the Midas Family of Funds, or our attractive suite of shareholder services, please call us at 1-800-400-MIDAS (6432), Monday through Friday, 8:00 a.m. to 6:00 p.m. ET.

“By quality investing, we mean seeking investments in established companies with track records of success that could be better positioned to benefit from positive long term market and economic trends, as well as ride out temporary reverses.”

GETTING STARTED WITH MIDAS JUST GOT EASIER

Investors can now open a Midas account online.  Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.  With a few clicks you can choose a new Roth IRA account if you are developing retirement goals or a Coverdell Education Savings Account for your child if you are thinking about future tuition expense planning.  It’s easy to follow the instructions and get started investing with Midas today.

Thank you for investing with Midas!

Sincerely,

Thomas B. Winmill
President

MIDAS FUND
PORTFOLIO COMMENTARY	June 30, 2014 (Unaudited)

We are very pleased to submit this 2014 Semi-Annual report and to welcome new shareholders who have invested in Midas Fund directly or through one of the many brokerage firms making the Fund available to its customers. Midas Fund seeks its investment objectives of primarily capital appreciation and protection against inflation and, secondarily, current income by investing primarily in gold, silver, platinum, and other natural resources companies, and bullion.

GOLD PRICES, FINANCIAL MARKETS, AND INVESTOR SENTIMENT

Gold prices started 2014 at a low of $1,204, by mid-March reached a high for the first half of the year of $1,385 (all prices are based on the London p.m. fix), and ended up at $1,315 on June 30, 2014. Interestingly, the average gold price during the six month period, of about $1,290 per ounce, was almost identical to the average price in the second half of 2013, $1,299, and lower than in the first half of 2013, $1,524. Commodity prices generally rallied in the first six months of the year, particularly nickel, palladium, and gold. Financial markets continued to make steady gains and, encouragingly, some companies in the depressed precious metals and resource sectors appear to us to offer good value and attractive upside. Somewhat troubling, however, is recent data reflecting slowing global growth. Should market complacency broaden, cautious investors might expect greater market volatility through the second half of the year.

METALS AND MINING INVESTMENT STRATEGIES

Midas Fund’s strategy continues to be focused on higher quality senior and intermediate producers of precious metals and other natural resources, including energy, and, in the six month period, the Fund enjoyed a total return of 17.39%. As metal prices pulled back after mid-March, the Fund sought to reduce its exposure to mining companies with leveraged financial structures and igher operating costs. At June 30, 2014, the Fund’s portfolio was generally comprised of steady, well financed, lower cost, metal and energy producing companies, and special development situations, with a modest amount of cash equivalents.

THE OUTLOOK FOR THE YEAR

After making an all-time high of $1,895 in September 2011, gold fell hard to $1,192 in June 2013, and now appears to be making a recovery. Investor sentiment toward gold mining stocks, however, has not seemed to make a commensurate recovery.  At Midas, though, we believe that markets are cyclical in nature and that investor enthusiasm tends to wax and wane, often reflecting past trends rather than current value. More importantly, in our view, the macroeconomic support for higher gold prices has not disappeared: U.S. economic policies of ultra-low Fed target interest rates and massive fiscal imbalances. In this environment, and using its core strategy of “quality, with growth,” Midas Fund will remain focused on premier quality gold mining and other natural resource companies. By seeking quality investments with solid growth potential, we seek to address the risks inherent in the sector, yet position Midas Fund to benefit from positive trends.

1	SSgA Money Market Fund	6	BHP Billiton Limited
2	Freeport-McMoRan Copper & Gold Inc.	7	B2Gold Corp.
3	Platinum Group Metals Ltd.	8	Newmont Mining Corporation
4	Goldcorp Inc.	9	Randgold Resources Limited ADR
5	Rio Tinto plc ADR	10	Detour Gold Corp.

Top Ten Holdings comprise approximately 63% of total assets. Holdings are subject to changes and this information should not be considered as a recommendation to purchase or sell a particular security.

MIDAS MAGIC
PORTFOLIO COMMENTARY	June 30, 2014 (Unaudited)

We are pleased to submit this 2014 Semi-Annual Report for Midas Magic and to welcome our new shareholders who believe the Fund’s quality approach to investing makes it attractive for long term financial planning. In pursuit of its investment objective of capital appreciation, the Fund may invest in any security type (i.e., stocks, bonds, etc.) and in any industry sector, in domestic or foreign companies, and in companies of any size. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage. To achieve the Fund’s objective, the investment manager may use a seasonal investing strategy and during periods anticipated to be less favorable, the Fund may take a defensive position.

ECONOMIC AND MARKET REPORT
At the June 2014 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank, the staff’s review of the economy suggested that real gross domestic product (GDP) had “dropped significantly early in the year but that economic growth had bounced back in recent months.” The staff also observed that the average rate of employment gains had increased, as the unemployment rate declined. Interestingly, notwithstanding recent increases in consumer price inflation, the staff indicated that measures of inflation expectations remained stable. Yet, the continuing rise of real disposable income and increases in households' net worth did not positively impact consumer sentiment. In fact, according to the Thomson Reuters/ University of Michigan Surveys, consumer sentiment declined in May and early June.

INVESTMENT DISCIPLINE; FLEXIBLE STRATEGIES

In this economic environment, the Fund’s disciplined strategy has been to seek investments in primarily large, global companies, with a current orientation towards conservatively priced value stocks. Consistent with this more conservative orientation, and given unfavorable seasonality, bearish near-euphoric investor sentiment, and challenging equity market valuations, the Fund has eliminated leverage and raised cash. In comparison, at December 31, 2013, the Fund was employing approximately $2.7 million of leverage. Although the Fund’s portfolio companies typically enjoy global operations in cyclical and economically sensitive sectors such as financial services and technology, recent top performing holdings were energy related. The overall Fund portfolio, as compared with the S&P 500, has a greater weighting towards financial services, and less to consumer cyclical industries, in view of the accommodative policy of the U.S. Federal Reserve Bank. In first six months of 2014, the Fund’s total return was (0.70)%, including the reinvestment of dividends, compared to the S&P 500 Index return of 7.14%. Fund returns were hindered in part by the underperformance of one of its largest holdings, MasterCard Incorporated, comprising about 14% of the Fund’s net assets.

INVESTMENT OUTLOOK AND POSITIONING

We have been somewhat disappointed by recent broad global economic data, and have increasing concerns. Equity prices generally have risen in 2014, in large measure because of higher valuations, and only partially from rising profits. Some securities, however, appear to us to continue to offer value and attractive prospects. Our current view of financial markets suggests that the Fund may benefit during the balance of the year by its flexible portfolio approach, including both aggressive and speculative investment techniques, as well as defensive positioning, as deemed appropriate.

1	Berkshire Hathaway, Inc. Class B	6	JPMorgan Chase & Co.
2	MasterCard Incorporated	7	Google Inc. Class A
3	SSgA Money Market Fund	8	General Electric Company
4	Costco Wholesale Corp.	9	Cisco Systems, Inc.
5	Johnson & Johnson	10	Becton, Dickinson and Company

Top Ten Holdings comprise approximately 78% of total assets. Holdings are subject to changes and this information should not be considered as a recommendation to purchase or sell a particular security.

MIDAS PERPETUAL PORTFOLIO
PORTFOLIO COMMENTARY	June 30, 2014 (Unaudited)

Midas Perpetual Portfolio’s investment objective is to preserve and increase the purchasing power value of its shares over the long term. The Fund’s core asset allocation strategy is to invest, consistent with tax planning and lower levels of portfolio turnover, a “target percentage” of its total assets in each of the following categories: gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. We are delighted to submit this 2014 Semi-Annual Report and to welcome our new shareholders who find the Fund’s objective and strategy attractive.

ECONOMIC AND MARKET REPORT

The change in real GDP projected by the Federal Reserve Bank (the “Fed”) board members and bank presidents has shrunk to a 1.9% to 2.4% range, in contrast to the 2.2% to 3.3% range for 2014 projected in December 2013. Likewise, the World Bank recently moderated its outlook for the global economy, now projected to expand by 2.8% in 2014, a decline from its prior forecast of 3.2%. Yet, the World Bank maintains a buoyant outlook, with projections of 3.4% and 3.5% global growth in 2015 and 2016, respectively. Real GDP growth has also recently slowed in China and some other emerging market economies, and remains weak in the euro area, while apparently strengthening in the United Kingdom and Japan.

The Fed’s staff has recently indicated that, notwithstanding recent increases in consumer price inflation, other measures of longer-run inflation expectations remained stable. Specifically, over the 12 months ending in May, both total and core consumer price index inflation were about 2%, whereas real personal consumption expenditures inflation was about 1.5% over the 12 months ending in April, below the FOMC’s objective of 2%. Commodity prices generally rallied in the first six months of the year, however, particularly nickel, palladium, and gold, although wheat and copper prices declined.

INVESTMENT STRATEGY AND RETURNS

Through this uncertain period, Midas Perpetual Portfolio sought to adhere to its core asset allocation strategy, which delivered a total return during the first half of 2014 of 4.67%. The Fund benefitted most in the recent period from its major allocations to gold and silver. Consistent with tax planning and lower levels of portfolio turnover, the Fund’s actual percentage of its total assets invested in the five investment categories varied from target percentages, sometimes substantially. Currently, the Fund has an over-target allocation to gold and an under-target allocation to silver, although combined the precious metal allocation is approaching the target range. Likewise, due generally to under-target allocations to hard asset securities and large capitalization growth stocks, at June 30, 2014 the Fund’s cash equivalents approximated 2% of net assets.

Investment Category	Target Percentage
Gold	20%
Silver	10%
Swiss Franc Assets	20%
Hard Asset Securities	25%
Large Capitalization Growth Stocks	25%
Total	100%

CONTACT US FOR INFORMATION AND SERVICES

Midas Perpetual Portfolio’s long term investment objective and allocation strategy makes it attractive for investment through our Traditional and Roth IRAs, Health Savings Accounts, and also our Education Savings Accounts. For information, simply give us a call toll free at 1-800-400-MIDAS (6432) and we will be delighted to provide such information to you, a friend, or a relative, or access the information and open your account online at www.MidasFunds.com.

1	SPDR Gold Trust	6	UnitedHealth Group Incorporated
2	Switzerland Government 2.50% Notes, due 3/12/16	7	Novartis AG ADR
3	iShares Silver Trust	8	Wal-Mart Stores, Inc.
4	Switzerland Government 3.00% Notes, due 1/8/18	9	First Quantum Minerals Ltd.
5	Microsoft Corporation	10	Syngenta AG ADR

Top Ten Holdings comprise approximately 75% of total assets. Holdings are subject to changes and this information should not be considered as a recommendation to purchase or sell a particular security.

ALLOCATION OF PORTFOLIO HOLDINGS*

Portfolio Commentary June 30, 2014 (Unaudited)

MIDAS FUND

- *Major Precious Metals Producers (30.13%)*
- *Intermediate Precious Metals Producers (22.17%)*
- *Junior Precious Metals Producers (14.91%)*
- *Exploration and Project Development Companies (13.85%)*
- *Other Natural Resources Companies (11.49%)*
- *Money Market Fund (8.15%)*

MIDAS MAGIC

- *Computer Communications Equipment (3.19%)*
- *Crude Petroleum & Natural Gas (3.93%)*
- *Electronic & Other Electrical Equipment (6.08%)*
- *Fire, Marine & Casualty Insurance (16.25%)*
- *Information Retrieval Services (6.76%)*
- *Investment Advice (2.23%)*
- *National Commercial Banks (9.20%)*
- *Other (8.01%)*
- *Petroleum Refining (3.36%)*
- *Pharmaceutical Preparations (7.39%)*
- *Real Estate Investment Trusts (2.23%)*
- *Services - Business Services (15.71%)*
- *Surgical & Medical Instruments & Apparatus (2.28%)*
- *Variety Stores (7.39%)*
- *Money Market Fund (8.22%)*

MIDAS PERPETUAL PORTFOLIO

- *Gold (25.91%)*
- *Silver (6.94%)*
- *Swiss Franc Assets (21.76%)*
- *Hard Asset Securities (21.11%)*
- *Large Capitalization Growth Stocks (22.32%)*
- *Other (1.85%)*

**Each Fund's allocation of portfolio holdings uses approximate percentages of its net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Allocations less than 2% are combined into "Other."*

MIDAS SEMI-ANNUAL REPORT 2014 5

ABOUT YOUR FUND'S EXPENSES
(Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees, distribution and service 12b-1 fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2014 to June 30, 2014.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as redemption fees or small account fees. Therefore, the line labeled “hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period January 1- June 30, 2014(a)	Annualized Expense Ratio
MIDAS FUND
Actual	$1,000.00	$1,173.91	$16.76	3.11%
Hypothetical (b)	$1,000.00	$1,009.37	$15.49	3.11%
MIDAS MAGIC
Actual	$1,000.00	$993.01	$18.09	3.66%
Hypothetical (b)	$1,000.00	$1,006.64	$18.21	3.66%
MIDAS PERPETUAL PORTFOLIO
Actual	$1,000.00	$1,046.73	$14.41	2.84%
Hypothetical (b)	$1,000.00	$1,010.71	$14.16	2.84%

(a)Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b)Assumes 5% total return before expenses.

MIDAS FUND	Schedule of Portfolio Investments
Financial Statements	June 30, 2014 (Unaudited)

Common Stocks (92.55%)
Shares		Value
Major Precious Metals Producers (30.13%)
30,000	AngloGold Ashanti Ltd. ADR (a)	$516,300
50,000	Freeport-McMoRan Copper & Gold Inc.	1,825,000
55,000	Goldcorp Inc. (a)	1,535,050
50,000	Newmont Mining Corporation (a)	1,272,000
27,500	Rio Tinto plc ADR (a)	1,492,700
46,324	Yamana Gold Inc.	380,783
		7,021,833
Intermediate Precious Metals Producers (22.17%)
25,712	Agnico Eagle Mines Limited	984,770
45,000	Compania de Minas Buenaventura S.A.A.	531,450
125,000	Eldorado Gold Corp. Ltd. (a)	955,000
8,700	Franco-Nevada Corporation (a)	498,858
17,500	Osisko Gold Royalties Ltd. (b)	263,695
15,000	Randgold Resources Limited ADR (a)	1,269,000
1,145,001	Resolute Mining Ltd. (a) (b)	664,636
		5,167,409
Junior Precious Metals Producers (14.91%)
100,000	Alamos Gold Inc. (a)	1,013,003
444,000	B2Gold Corp. (b)	1,296,480
85,000	Detour Gold Corp. (a) (b)	1,165,094
		3,474,577
Exploration and Project Development Companies (13.85%)
113,100	Ivanhoe Mines Ltd. Class B (b) (c)	115,526
75,395	Ivanhoe Mines Ltd. Class A (b) (c)	77,013
500,000	Northern Dynasty Minerals Ltd. (a) (b)	418,500
1,500,000	Platinum Group Metals Ltd. (a) (b)	1,785,000
1,000,000	Romarco Minerals Inc. (a) (b)	831,600
		3,227,639
Other Natural Resources Companies (11.49%)
19,000	BHP Billiton Limited	1,300,550
20,000	Canadian Natural Resources Limited	918,200
25,000	Cloud Peak Energy Inc. (b)	460,500
		2,679,250

Total common stocks (Cost $34,583,265)		21,570,708

See Notes to Financial Statements.

MIDAS FUND	Schedule of Portfolio Investments
Financial Statements	(Unaudited) continued

Shares		Value

Warrants (0.00%)
Units
693	Kinross Gold Corp., expiring 9/17/14 (d) (Cost $0)	$17

Money Market Fund (8.15%)
1,900,812	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $1,900,812)	1,900,812

Securities held as Collateral on Loans Securities (0.00%)
693	State Street Navigator Securities Lending Prime Portfolio (Cost $693)	693

Total investments (Cost $36,484,077) (100.70%)		23,472,230

Liabilities in excess of other assets (-0.70%)		(163,983)

Net assets (100.00%)		$23,308,247

(a)
All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of June 30, 2014, the value of securities pledged as collateral was $13,416,359 and there were no  securities on loan under the lending agreement.

(b)	Non-income producing.

(c)	Illiquid and/or restricted security that has been fair valued.

(d)	As of June 30, 2014, this security was on loan under an agreement with the Fund's custodian in the aggregate amount of $17 and the value of securities pledged as collateral was $17.

ADR means "American Depositary Receipt."

See Notes to Financial Statements.

MIDAS MAGIC	Schedule of Portfolio Investments
Financial Statements	June 30, 2014 (Unaudited)

Common Stocks (94.01%)
Shares		Value

Arrangement of Transportation of Freight & Cargo (1.54%)
3,750	C.H. Robinson Worldwide, Inc.	$239,212

Computer Communications Equipment (3.19%)
20,000	Cisco Systems, Inc. (a)	497,000

Crude Petroleum & Natural Gas (3.93%)
3,000	Apache Corporation	301,860
10,000	Chesapeake Energy Corp. (a)	310,800
		612,660

Electronic & Other Electrical Equipment (6.08%)
36,000	General Electric Company (a)	946,080

Fire, Marine & Casualty Insurance (16.25%)
20,000	Berkshire Hathaway, Inc. Class B (a) (b)	2,531,200

Information Retrieval Services (6.76%)
1,800	Google Inc. Class A (a) (b)	1,052,406

Investment Advice (2.23%)
6,000	Franklin Resources, Inc. (a)	347,040

Leather & Leather Products (1.32%)
6,000	Coach, Inc. (a)	205,140

National Commercial Banks (9.20%)
19,400	JPMorgan Chase & Co. (a)	1,117,828
6,000	Wells Fargo & Company (a)	315,360
		1,433,188

Oil and Gas Field Services (1.51%)
10,000	Seventy Seven Energy Inc. (b)	235,500

Petroleum Refining (3.36%)
2,000	Chevron Corp. (a)	261,100
2,600	Exxon Mobil Corp. (a)	261,768
		522,868

Pharmaceutical Preparations (7.39%)
11,000	Johnson & Johnson (a)	1,150,820

Real Estate Investment Trusts (2.23%)
20,000	NorthStar Realty Finance Corp.	347,600

See Notes to Financial Statements.

MIDAS MAGIC	Schedule of Portfolio Investments
Financial Statements	(Unaudited) continued

Common Stocks (concluded)
Shares		Value

Retail - Drug Stores and Proprietary Stores (1.78%)
4,000	Express Scripts Holding Company (b)	$277,320

Services - Business Services (15.71%)
3,000	Accenture plc	242,520
30,000	MasterCard Incorporated	2,204,100
		2,446,620
Services - Computer Integrated Systems Designs (1.86%)
5,600	Cerner Corp. (a) (b)	288,848

Surgical & Medical Instruments & Apparatus (2.28%)
3,000	Becton, Dickinson and Company (a)	354,900

Variety Stores (7.39%)

10,000	Costco Wholesale Corp. (a)	1,151,600

Total common stocks (Cost $7,543,041)		14,640,002

Money Market Fund (8.22%)
1,280,802	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $1,280,802)	1,280,802

Total investments (Cost $8,823,843) (102.23%)		15,920,804

Liabilities in excess of other assets (-2.23%)		(347,486)

Net assets (100.00%)		$15,573,318

(a)
All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility.
As of June 30, 2014, the value of securities pledged as collateral was $10,791,890 and there were no securities on loan under the lending agreement.

(b)	Non-income producing.

See Notes to Financial Statements.

MIDAS PERPETUAL PORTFOLIO	Schedule of Portfolio Investments
Financial Statements	June 30, 2014 (Unaudited)

Shares		Value

Gold (25.91%)
14,550	SPDR Gold Trust (a) (b) (Cost $1,481,551)	$1,862,982
Silver (6.94%)
24,643	iShares Silver Trust (a) (b) (Cost $302,396)	499,021
Swiss Franc Assets (21.76%) (c)
907,000	Switzerland Government 2.50% Notes, due 3/12/16	1,066,362
400,000	Switzerland Government 3.00% Notes, due 1/8/18	498,342

Total Swiss franc assets (Cost $1,400,800)		1,564,704

Hard Asset Securities (21.11%)

Agricultural Chemicals (2.79%)
2,678	Syngenta AG ADR (b)	200,315

Crude Petroleum & Natural Gas (5.53%)
750	CNOOC Limited	134,468
2,717	Contango Oil & Gas Company (a)	114,956
1,182	PetroChina Company Limited	148,400
		397,824
Metal Mining (9.28%)
11,000	Anglo American PLC ADR	134,970
1,800	BHP Billiton Limited	123,210
10,000	First Quantum Minerals Ltd.	214,242
2,249	Rio Tinto Ltd.	122,076
5,500	Vale S.A.	72,765
		667,263
Mining & Quarrying of Nonmetallic Minerals (1.10%)
2,694	Sociedad Quimica Y Minera De Chile S.A.	78,961

Steel Works, Blast Furnaces & Rolling Mills (2.41%)
3,519	Nucor Corp.	173,311

Total hard asset securities (Cost $1,804,717)		1,517,674

See Notes to Financial Statements.

MIDAS PERPETUAL PORTFOLIO	Schedule of Portfolio Investments
Financial Statements	(Unaudited) continued

Shares		Value
Large Capitalization Growth Stocks (22.32%)
Hospital and Medical Service Plans (3.98%)
3,500	UnitedHealth Group Incorporated (b)	$286,125

Pharmaceutical Preparations (3.77%)
3,000	Novartis AG ADR (b)	271,590

Retail - Variety Stores (3.45%)
3,300	Wal-Mart Stores, Inc. (b)	247,731

Services - Prepackaged Software (4.06%)
6,994	Microsoft Corporation (b)	291,650

State Commercial Banks (4.40%)
10,639	Banco Bradesco S.A.	154,478
11,253	Itau Unibanco Holding S.A.	161,818
		316,296
Telephone Communications (2.66%)
3,935	China Mobile Ltd. ADR (b)	191,280

Total large capitalization growth stocks (Cost $1,288,917)		1,604,672

Money Market Fund (1.85%)
132,795	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $132,795)	132,795

Total investments (Cost $ 6,411,176) (99.89%)		7,181,848

Cash and other assets in excess of liabilities (0.11%)		7,945

Net assets (100.00%)		$7,189,793

(a)	Non-income producing.

(b)
All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility.
As of June 30, 2014, the value of securities pledged as collateral was $3,268,111 and there were no securities on loan under the lending agreement.

(c)	Principal amount denominated in Swiss francs.

ADR means "American Depositary Receipt."

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
Financial Statements

June 30, 2014 (Unaudited)	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
Assets
Investments, at cost	$36,484,770	$8,823,843	$6,411,176
Investments, at value (including $17, $ -, and $ - for securities loaned, respectively)	$23,472,230	$15,920,804	$7,181,848
Cash	-	-	5,162
Receivables
Dividends	5,083	8,651	11,449
Fund shares sold	3,099	500	1,140
Interest	-	-	9,260
Foreign withholding tax reclaims	-	-	60,675
Other assets	24,821	7,940	7,353
Total assets	23,505,233	15,937,895	7,276,887
Liabilities
Payables
Accrued expenses	132,436	77,126	76,572
Fund shares redeemed	28,494	-	-
Investment management fees	18,117	12,301	2,921
Administrative services	12,717	7,006	6,140
Distribution fees	4,529	12,884	1,461
Securities purchased	-	255,260	-
Collateral on securities loaned, at value	693	-	-
Total liabilities	196,986	364,577	87,094
Net assets	$23,308,247	$15,573,318	$7,189,793
Shares outstanding, $0.01 par value	14,391,417	644,606	6,442,898
Net asset value, offering, and redemption price per share	$1.62	$24.16	$1.12
Net assets consist of
Paid in capital	$79,402,983	$5,501,545	$6,313,253
Accumulated undistributed net investment loss	(190,159)	(170,955)	(42,599)
Accumulated net realized gain (loss) on investments and foreign currencies	(42,892,109)	3,145,767	146,609
Net unrealized appreciation (depreciation) on investments and foreign currencies	(13,012,468)	7,096,961	772,530
	$23,308,247	$15,573,318	$7,189,793

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Financial Statements

For the Six Months Ended June 30, 2014 (Unaudited)	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO

Investment income
Dividends	$163,343	$117,832	$59,939
Foreign tax withholding	(8,880)	-	(2,457)
Interest	-	-	6,522

Total investment income	154,463	117,832	64,004

Expenses
Investment management	113,881	75,766	18,581
Transfer agent	84,275	31,515	11,380
Administrative services	40,130	28,850	15,945
Distribution	26,637	78,073	9,290
Legal	18,100	14,000	14,000
Auditing	14,805	11,540	10,680
Bookkeeping and pricing	13,080	12,260	12,575
Interest on bank credit facility	10,860	9,927	2,862
Trustees	8,830	7,415	3,440
Shareholder communications	6,169	6,296	4,076
Custodian	4,235	2,155	1,335
Insurance	3,620	2,715	1,629
Registration	-	8,275	810

Total expenses	344,622	288,787	106,603

Net investment loss	(190,159)	(170,955)	(42,599)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(7,845,608)	2,750,490	75,507
Foreign currencies	1,032	-	347
Unrealized appreciation (depreciation) on Investments	11,482,629	(2,715,922)	270,149
Translation of assets and liabilities in foreign currencies	77	-	(1,675)

Net realized and unrealized gain	3,638,130	34,568	344,328

Net increase (decrease) in net assets resulting from operations	$3,447,971	$(136,387)	$301,729

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements	(Unaudited)

June 30, 2014 (Unaudited)	MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO
	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13	Six Months Ended 6/30/14	Year Ended 12/31/13
Operations
Net investment loss	$(190,159)	$(370,522)	$(170,955)	$(312,448)	$(42,599)	$(39,375)
Net realized gain (loss)	(7,844,576)	(10,098,993)	2,750,490	1,261,941	75,854	783,062
Unrealized appreciation (depreciation)	11,482,706	(9,637,318)	(2,715,922)	3,805,183	268,474	(1,718,605)
Net increase (decrease) in net assets resulting from operations	3,447,971	(20,106,833)	(136,387)	4,754,676	301,729	(974,918)

Distributions to shareholders
Net realized gains	-	-	-	(960,326)	-	(694,390)

Total distributions	-	-	-	(960,326)	-	(694,390)

Capital share transactions
Change in net assets resulting from capital share transactions (a)	(958,066)	(3,965,959)	(1,028,703)	(301,609)	(830,747)	(5,127,746)
Redemption fees	3,428	4,047	501	498	369	204
Decrease in net assets resulting from capital share transactions	(954,638)	(3,961,912)	(1,028,202)	(301,111)	(830,378)	(5,127,542)

Total change in net assets	2,493,333	(24,068,745)	(1,164,589)	3,493,239	(528,649)	(6,796,850)

Net assets
Beginning of period	20,814,914	44,883,659	16,737,907	13,244,668	7,718,442	14,515,292
End of period (b)	$23,308,247	$20,814,914	$15,573,318	$16,737,907	$7,189,793	$7,718,442

(a) Capital share transactions were as follows:
Value
Shares sold	$1,310,538	$3,874,585	$163,538	$908,330	$161,734	$749,471
Shares issued on reinvestment of distributions	-	-	-	892,089	-	688,526
Shares redeemed	(2,268,604)	(7,840,544)	(1,192,241)	(2,102,028)	(992,481)	(6,565,743)

Net decrease	$(958,066)	$(3,965,959)	$(1,028,703)	$(301,609)	$(830,747)	$(5,127,746)

Number
Shares sold	860,479	2,264,101	6,897	41,194	148,869	611,800
Shares issued on reinvestment of distributions	-	-	-	36,802	-	643,482
Shares redeemed	(1,521,479)	(4,562,161)	(50,279)	(97,211)	(908,048)	(5,407,532)
Net decrease	(661,000)	(2,298,060)	(43,382)	(19,215)	(759,179)	(4,152,250)
(b) Undistributed net investment income at end of period	$(190,159)	$-	$(170,955)	$-	$(42,599)	$-

See Notes to Financial Statements.

STATEMENTS OF CASH FLOWS
Financial Statements

For the Six Months Ended June 30, 2014 (Unaudited)	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$3,447,971	$(136,387)	$301,729
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	6,571,805	5,567,545	2,916,890
Purchase of long term investments	(1,061,929)	(590,254)	-
Unrealized (appreciation) depreciation of investments and foreign currencies	(11,482,552)	2,715,922	(270,025)
Net realized loss (gain) on sales of investments and foreign currencies	7,844,576	(2,750,490)	(75,854)
Net purchases of short term investments	(1,815,617)	(1,280,203)	(132,257)
Amortization of premium of investment securities	-	-	13,525
Decrease (increase) in dividends receivable	804	4,279	(3,768)
Decrease in interest receivable	-	-	17,277
Increase in foreign withholding tax reclaims	-	-	(10,736)
Decrease in other assets	3,620	2,715	1,653
Decrease in accrued expenses	(32,126)	(2,317)	(13,131)
Increase (decrease) in investment management fees payable	4,756	83	(415)
Decrease in administrative services payable	(5,699)	(5,204)	(219)
Decrease in distribution fees payable	(644)	(1,298)	(207)
Increase in payable for securities purchased	-	255,260	-
Net cash provided by operating activities	3,474,965	3,779,651	2,744,462

Cash flows from financing activities
Net shares redeemed	(945,608)	(1,041,195)	(832,859)
Bank credit facility repayment, net	(2,529,357)	(2,738,456)	(1,906,441)

Net cash used in financing activities	(3,474,965)	(3,779,651)	(2,739,300)

Net change in cash	-	-	5,162
Cash

Beginning of period	-	-	-

End of period	$-	$-	$5,162
Supplemental disclosure of cash flow information
Cash paid for interest and fees on bank line of credit	$10,939	$10,006	$2,916

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	June 30, 2014 (Unaudited)

1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES  Midas Fund, Midas Magic, and Midas Perpetual Portfolio (each individually, a “Fund”, and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income, and it invests primarily in precious metals and natural resource companies and bullion. The investment objective of Midas Magic is capital appreciation, which it seeks by investing in any security type in any industry sector and in domestic or foreign companies of any size. The investment objective of Midas Perpetual Portfolio is to preserve and increase the purchasing power value of its shares over the long term with a policy of investing a fixed target percentage of its total assets in gold, silver, Swiss franc assets, hard asset securities, and large capitalization growth stocks. The Trust retains Midas Management Corporation as its Investment Manager.

The Funds formerly were three Maryland corporations called Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc. Immediately after the close of business on October 12, 2012, the Funds reorganized into the Trust. As a result of the reorganization, shareholders of each Maryland corporation acquired shares of the corresponding series of the Trust equal in number and in value to the shares of the respective Maryland corporation they held at the time of the reorganization. References to a Fund in this report refer to the Maryland corporation prior to the reorganization and the series of the Trust afterwards.

Each Fund currently offers one class of shares. Each class has identical rights and privileges, except with respect to voting rights on matters affecting a single class of shares.

The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Other debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules. Shareholders in a Fund that so invests bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	(Unaudited) continued

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counter-party is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Short Sales – Midas Fund and Midas Magic each may sell a security short it does not own in anticipation of a decline in the value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. A Fund is liable for any dividends or interest paid on securities sold short. A gain limited to the price at which a Fund sold the security short or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as a Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as a practicable after a Fund is notified. Taxes withheld on income from foreign securities have been provided for in accordance with a Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by a Fund are charged to that Fund. Expenses deemed by the Investment Manager to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and trustees, or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Funds’ custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. No credits were realized by the Funds during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by a Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Funds have reviewed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2011 - 2013) or expected to be taken in the Funds’ 2014 tax returns.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	(Unaudited) continued

2     FEES AND TRANSACTIONS WITH RELATED PARTIES  The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the management fee is 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. With respect to Midas Perpetual Portfolio, the management fee is .50% of the first $250 million, .45% from $250 million to $500 million, and .40% over $500 million.

The Trust on behalf of each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under the plan and a related distribution agreement, each Fund pays the Distributor, Midas Securities Group, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Perpetual Portfolio) or 1.00% (Midas Magic) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund, Midas Magic, and Midas Perpetual Portfolio each reimbursed the Distributor $12,573, $739, and $749, respectively, for payments made to certain brokers for record keeping services for the six months ended June 30, 2014.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreements, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2014, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
Compliance	$25,290	$15,640	$8,080
Accounting	14,840	13,210	7,865
Total	$40,130	$28,850	$15,945

3  DISTRIBUTABLE EARNINGS During the year ended December 31, 2013, Midas Magic and Midas Perpetual Portfolio paid distributions comprised of long term capital gains of $960,326 and $694,390, respectively.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
Accumulated net realized loss on investments	$(32,503,611)	$-	$-
Undistributed capital gains	-	395,277	70,755
Net unrealized appreciation (depreciation)	(24,495,196)	9,812,883	504,056
Post-October losses	(2,543,900)	-	-
Total	$(59,542,707)	$10,208,160	$574,811

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	(Unaudited) continued

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for a Fund to utilize based on the results of future transactions. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

At December 31, 2013, Midas Fund had net a capital loss carryover of $32,503,611 of which $8,643 of short term and $21,181,463 of long term losses may be carried forward indefinitely and $11,313,505 expires in 2017.

4  VALUE MEASUREMENTS  A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Bonds – The fair value of bonds is estimated using various techniques, which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most bonds may be categorized in level 2 of the fair value hierarchy, in instances where lower relative consideration is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	(Unaudited) continued

The following is a summary of the inputs used as of June 30, 2014 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Assets Investments, at value
Common stocks	$21,378,169	$192,539	$-	$21,570,708
Warrants	17	-	-	17
Money market fund	1,900,812	-	-	1,900,812
Securities held as collateral on loaned securities	693	-	-	693
Total investments, at value	$23,279,691	$192,539	$-	$23,472,230

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Assets Investments, at value
Common stocks	$14,640,002	$-	$-	$14,640,002
Money market fund	1,280,802	-	-	1,280,802
Total investments, at value	$15,920,804	$-	$-	$15,920,804

MIDAS PERPETUAL PORTFOLIO	Level 1	Level 2	Level 3	Total

Assets Investments, at value
Gold	$1,862,982	$-	$-	$1,862,982
Silver	499,021	-	-	499,021
Swiss franc assets	-	1,564,704	-	1,564,704
Hard asset securities	1,517,674	-	-	1,517,674
Large capitalization growth stocks	1,604,672	-	-	1,604,672
Money market fund	132,795	-	-	132,795
Total investments, at value	$5,617,144	$1,564,704	$-	$7,181,848

There were no securities that transferred from level 1 at December 31, 2013 to level 2 at June 30, 2014 for any of the Funds.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	(Unaudited) continued

5  INVESTMENT TRANSACTIONS  The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of June 30, 2014, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation (depreciation) of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation (Depreciation)
Midas Fund	$36,484,770	$1,614,058	$(14,626,598)	$(13,012,540)
Midas Magic	$8,823,843	$7,216,123	$(119,162)	$7,096,961
Midas Perpetual Portfolio	$6,411,176	$1,157,984	$(387,312)	$770,672

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the six months ended June 30, 2014 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
Purchases	$1,061,929	$590,254	$-
Proceeds	$6,571,805	$5,567,545	$2,916,890

6  ILLIQUID AND RESTRICTED SECURITIES  Midas Fund owns securities categorized in level 2 which have a limited trading market and/ or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of June 30, 2014 were as follows:

	Acquisition Date	Cost	Value
Ivanhoe Mines Ltd. Class B	4/30/97	$0	$115,526
Ivanhoe Mines Ltd. Class A	4/30/97	0	77,013
Total		$0	$192,539
Percent of net assets		0.0%	0.83%

7  BORROWING AND SECURITIES LENDING  Midas Fund has entered into a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Fund to adjust its credit facility up to $25,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. Midas Magic and Midas Perpetual Portfolio have each entered into a Lending Agreement with BNP pursuant to which BNP may make loans to each such Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and each Lending Agreement (collectively, the “Lending Agreements”) are secured by assets of the borrowing Fund (the “pledged collateral”) that are held in a segregated account with the Fund’s custodian. Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because Midas Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	(Unaudited) continued

The Lending Agreements provide that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by each Fund to BNP. BNP may re-register the Lent Securities in its own name or in another name other than the Fund’s and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. A Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. BNP must remit payment to a Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then outstanding borrowings owed by a Fund to BNP (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Funds’ custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Funds’ custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Funds may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to approximately equal the Current Borrowings. The Funds can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Funds’ custodian no later than three business days after such request. If a Fund recalls a Lent Security and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Funds’ custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Funds also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Funds earn securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. There were no Lent Securities during the period ended June 30, 2014 for Midas Fund, Midas Magic, or Midas Perpetual Portfolio.

The outstanding loan balance and the value of eligible collateral investments at June 30, 2014, and the average daily amount outstanding, the maximum amount outstanding, and weighted average interest rate under the CFA for the six months ended June 30, 2014 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
Outstanding balance	$-	$-	$-
Value of eligible collateral	$13,416,359	$10,791,890	$3,268,111
Average daily amount outstanding	$1,940,143	$1,949,061	$553,317
Maximum outstanding during the period	$3,165,315	$3,313,833	$1,925,878
Weighted average interest rate	1.11%	1.01%	1.01%

8  SECURITIES LENDING  Under an agreement with the Funds’ custodian, the Funds may lend their securities to qualified financial institutions. The Funds receive compensation in the form of fees, or retain a portion of the returns on the investment of any cash received as collateral. The Funds receive as collateral cash, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash is invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is to be delivered to the Funds on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Funds. The Funds have the right under the lending agreement to recover the loaned securities from the borrower on demand. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default.

NOTES TO FINANCIAL STATEMENTS
Financial Statements	(Unaudited) continued

The value of loaned securities and related collateral outstanding as of June 30, 2014 were as follows:

	MIDAS FUND	MIDAS MAGIC	MIDAS PERPETUAL PORTFOLIO
Value of securities loaned	$17	$-	$-
Value of related collateral	$693	$-	$-

9  PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk. As of June 30, 2014, Midas Magic held approximately 16% and 14% of its net assets in Berkshire Hathaway, Inc. and MasterCard Incorporated, respectively, primarily as a result of market appreciation since the time of purchase. Thus, the volatility of the Fund’s net assets value and its performance in general, depends disproportionately more on the respective performance of a single issuer than that of a more diversified fund.

10  FOREIGN SECURITIES RISK  Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

11  CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

FINANCIAL HIGHLIGHTS
Financial Statements	(Unaudited)

MIDAS FUND	Six Months Ended				For the Year Ended December 31,
	June 30, 2014		2013	2012	2011	2010	2009

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.38		$2.59	$3.57	$5.65	$3.82	$2.11
Income (loss) from investment operations:
Net investment loss (1)	(0.01)		(0.02)	(0.04)	(0.06)	(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	0.25		(1.19)	(0.94)	(1.96)	1.90	1.80
Total from investment operations	0.24		(1.21)	(0.98)	(2.02)	1.83	1.75
Less distributions:
Net investment income	-		-	-	(0.06)	-	(0.04)
Net asset value, end of period*	$1.62		$1.38	$2.59	$3.57	$5.65	$3.82
Total Return	17.39%		(46.72)%	(27.45)%	(35.97)%	47.91%	83.88%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$23,308		$20,815	$44,884	$72,973	$139,644	$116,311
Ratio of total expenses to average net assets	3.11	%†	3.02%	2.94%	2.31%	2.29%	2.39%
Ratio of net expenses excluding loan interest and fees to average net assets	3.01	%†	2.96%	2.85%	2.16%	2.14%	2.29%
Ratio of net investment loss to average net assets	(1.72	)%†	(1.30)%	(1.49)%	(1.30)%	(1.58)%	(1.67)%
Portfolio turnover rate	5%		17%	12%	44%	63%	82%
(1)Average shares outstanding during the period are used to calculate per share data. *Redemption fees from capital share transactions were less than $0.005 per share. †Annualized.

MIDAS MAGIC	Six Months Ended			For the Year Ended December 31,
	June 30, 2014	2013	2012	2011	2010	2009

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$24.33	$18.73	$16.00	$14.73	$13.94	$10.36
Income (loss) from investment operations:
Net investment loss (1)	(0.26)	(0.46)	(0.57)	(0.48)	(0.48)	(0.37)
Net realized and unrealized gain on investments	0.09	7.53	3.30	1.75	1.27	3.95
Total from investment operations	(0.17)	7.07	2.73	1.27	0.79	3.58
Less distributions:
Realized gains	-	(1.47)	-	-	-	-
Net asset value, end of period*	$24.16	$24.33	$18.73	$16.00	$14.73	$13.94
Total Return	(0.70)%	37.79%	17.06%	8.62%	5.67%	34.56%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$15,573	$16,738	$13,245	$11,768	$12,240	$11,582
Ratio of total expenses to average net assets	3.66%†	3.37%	4.93%	4.16%	4.22%	4.46%
Ratio of net expenses excluding loan interest and fees to average net assets	3.53%†	3.31%	4.76%	3.83%	3.84%	4.11%
Ratio of net investment loss to average net assets	(2.17)%†	(2.10)%	(3.18)%	(3.17)%	(3.39)%	(3.23)%
Portfolio turnover rate	3%	13%	20%	4%	0%	9%
(1)Average shares outstanding during the period are used to calculate per share data. *Redemption fees from capital share transactions were less than $0.005 per share. †Annualized.

FINANCIAL HIGHLIGHTS
Financial Statements	(Unaudited)

MIDAS PERPETUAL PORTFOLIO	Six Months Ended				For the Year Ended December 31,
	June 30, 2014		2013	2012	2011	2010	2009

Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$1.07		$1.28	$1.22	$1.30	$1.15	$1.00
Income (loss) from investment operations:
Net investment loss (1)	(0.01)		-	(0.02)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.06		(0.10)	0.08	0.02	0.16	0.18
Total from investment operations	0.05		(0.10)	0.06	0.01	0.15	0.17
Less distributions:
Net investment income	-		-	-	(0.01)	-	-
Realized gains	-		(0.11)	-	(0.08)	-	(0.02)
Total distributions	-		(0.11)	-	(0.09)	-	(0.02)
Net asset value, end of period*	$1.12		$1.07	$1.28	$1.22	$1.30	$1.150
Total Return (2)	4.67%		(8.17)%	4.92%	0.96%	13.04%	17.03%
Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$7,190		$7,718	$14,515	$15,459	$10,620	$8,311
Ratio of total expenses to average net assets (3)	2.84	%†	2.22%	2.98%	1.85%	2.51%	2.98%
Ratio of net expenses to average net assets (2) (4)	2.84	%†	1.81%	2.48%	1.35%	1.93%	2.23%
Ratio of net expenses excluding loan interest and fees to average net assets	2.77	%†	1.69%	2.48%	1.35%	1.90%	2.22%
Ratio of net investment loss to average net assets (2)	(1.14	)%†	(0.38)%	(1.42)%	(0.45)%	(1.03)%	(1.29)%
Portfolio turnover rate	0%		0%	0%	44%	4%	24%

(1)Average shares outstanding during the period are used to calculate per share data.
(2)Fees contractually waived by the Investment Manager reduced the ratio of expenses to average net assets by 0.41% for the year ended December 31, 2013 and by 0.50% and 0.50% for the years ended December 31,2012 and 2011, respectively, and by the Investment Manager and Distributor by 0.58%, and 0.75% for the years ended December 31, 2010 and 2009, respectively. The impact of the fee waivers and reimbursements is reflected in the total return, the ratio of net expenses to average net assets, and the ratio of net investment income (loss) to average net assets.
(3)"Total expenses" are the expenses of the Fund as presented in the Statement of Operations before fee waivers
(4)"Net expenses" are the expenses of the Fund as presented in the Statement of Operations after fee waivers.
*Redemption fees from capital share transactions were less than $0.005 per share.
†Annualized.

See Notes to Financial Statements.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	(Unaudited)
Supplemental Information

The renewal of the investment management agreement (the “Agreement”) between Midas Series Trust (“Trust”) and the investment manager, Midas Management Corporation (the “Investment Manager”), on behalf of Midas Fund, Midas Magic, and Midas Perpetual Portfolio (“Perpetual Portfolio”) (together, the “Funds”), was unanimously approved by the Trust’s Board of Trustees (“Board”), including all of the Trust’s trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined under the Investment Company Act of 1940, as amended, at an “in person” meeting held on March 12, 2014 (“Meeting”). In this connection, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting. Such information included, among other things: information comparing the management fees of each Fund with a peer group of broadly comparable funds as determined by an independent data service; information regarding each Fund’s investment performance in comparison to a relevant peer group of funds and benchmark index as determined by an independent data service; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results and financial condition and the overall organization of the Investment Manager; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation; the Investment Manager’s trading practices, including soft dollars; the Investment Manager’s management of relationships with custodians, transfer agents, pricing agents, brokers, and other service providers; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Funds and the record of compliance with the compliance programs of the Funds, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the Agreement; and the reasonableness and appropriateness of the fee paid by each Fund for the services provided.

The Board also considered the nature, extent, and quality of the management services provided by the Investment Manager. In so doing, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Funds, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the Agreement. The Board also took into account the time and attention to be devoted by management to the Funds. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Funds, making investment decisions for the Funds, monitoring the investment operations and composition of the Funds, and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Funds. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds. The Board evaluated the level of skill required to manage the Funds and concluded that the resources available at the Investment Manager are appropriate to fulfill effectively its duties on behalf of the Funds.

The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Funds. The Board noted that the Investment Policy Committee (“IPC”) of the Investment Manager had not changed its investment philosophy or investment process applied in managing Midas Magic and Perpetual Portfolio and that Thomas Winmill, as the sole portfolio manager of Midas Fund, had not made such changes in managing Midas Fund. Further, the Board considered the Investment Manager’s in-house research capabilities as well as other resources available to the Investment Manager’s personnel, including research services that may be available to the Investment Manager as a result of securities transactions effected for the Funds. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Funds, given each Fund’s investment objective(s) and policies.

In its review of comparative information with respect to each Fund’s investment performance, the Board received information from an independent data service comparing each Fund’s investment performance to that of a peer group of investment companies pursuing broadly similar strategies and a benchmark index selected by the independent data service. With respect to Midas Fund, the Board observed that Midas Fund’s total return performance exceeded the average and median total return of its peer group and benchmark index for the one year period ended December 31, 2013 but underperformed for the two, three, four, five, and ten year periods. The Board discussed with personnel of the Investment Manager the factors that contributed to Midas Fund’s underperformance over certain periods and the steps that the Investment Manager had taken, or intended to take, to seek to improve Midas Fund’s short and long term performance. The Board concluded that Midas Fund’s performance is being addressed and noted that it would continue to monitor these efforts and the performance of Midas Fund.

With respect to Midas Magic, the Board observed that Midas Magic’s total return performance exceeded the average and median total return performance of its peer group and benchmark index for the one, two, three, four, and five year periods ended December 31, 2013. The Board also observed that Midas Magic’s total return performance exceeded the average and median total return performance of its peer group for the ten year period ended December 31, 2013 but lagged the benchmark index for the same period. The Board also observed that Midas Magic was ranked in the first quintile for the one, two, three, and four year periods ended December 31, 2013. After discussion, the Board noted Magic’s strong performance relative to its peers and concluded that its performance is competitive.

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS	(Unaudited)
Supplemental Information

With respect to Perpetual Portfolio, the Board observed that Perpetual Portfolio’s total return performance lagged the average and median total return of its peer group and benchmark index for the one, two, three, four, five, and ten year periods ended December 31, 2013. In this regard, the Board noted that Perpetual Portfolio had initiated its target allocation strategy in January 2009 and shifted such strategy in April 2012. The Board considered the impact such changes may have had on Perpetual Portfolio’s performance relative to its peer group and benchmark index. The Board discussed with personnel of the Investment Manager the factors that contributed to Perpetual Portfolio’s underperformance over certain periods and the steps that the Investment Manager had taken, or intended to take, to seek to improve Perpetual Portfolio’s performance. The Board concluded that Perpetual Portfolio’s underperformance is being addressed and noted that it would continue to monitor these efforts and the performance of Perpetual Portfolio. Further, the Board noted that performance is only one of the factors that it deems relevant to its consideration of an Agreement and that, after considering all relevant factors, it can reach a decision to renew the Agreement notwithstanding a Fund’s underperformance.

With respect to its review of the fees payable under the Agreement, the Board considered information from an independent data service comparing each Fund’s management fees and overall expense ratios against the median of the advisory fees and overall expense ratios for the peer group of that Fund. The Board observed that (i) Midas Fund’s management fee was higher than the median in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than (but within three basis points of) the median in its peer group; (ii) Midas Magic’s management fee was higher than the median in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its peer group; and (iii) Perpetual Portfolio’s management fee (after fee waivers) was lower than the median in its peer group and its overall expense ratio (excluding extraordinary expenses) was higher than the median in its peer group. The Board noted that, beginning in October 2013, the Investment Manager had discontinued a fee waiver arrangement wherein the Investment Manager had contractually agreed with Perpetual Portfolio to waive its management fee.

In reviewing the information regarding the expense ratios of each Fund, the Board concluded that although each Fund’s expense ratio, excluding extraordinary expenses, was within a higher range relative to its peer group, it was competitive with comparable funds in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provided to each Fund. The Board recognized that each Fund’s advisory fee includes ‘breakpoints,’ which would result in lower advisory fees as Fund assets increase. The Board noted that economies of scale may develop for each Fund as its assets increase and Fund level expenses decline as a percentage of assets, although such economies of scale may not necessarily be experienced by the Investment Manager.

The information provided assisted the Board in concluding that the fee paid by each Fund is within the range of those paid by comparable funds within the fund industry. Further, the Board concluded that the Investment Manager’s fee bears a reasonable relationship to the services rendered and has been the product of arm’s length bargaining.

The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Funds. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may, in some cases, benefit the Funds.

The Board also considered the profitability of the Investment Manager from its association with the Funds. In this regard, the Board considered the costs of the services provided by and the profits realized, if any, by the Investment Manager in connection with the operation of the Funds and was satisfied that the profitability was not excessive under the circumstances.

The Board did not consider any single factor as controlling in determining whether or not to renew the Agreement. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in the Funds that are part of a fund complex which provides a variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the Agreement, including the fee structure, is in the best interests of the Funds.

ADDITIONAL INFORMATION	(Unaudited)
Supplemental Information

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ quarterly reports on Form N-Q are also available on the Funds’ website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website at www.MidasFunds.com.

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate or sovereign bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which a Fund invests, distribution policy risk, management risk, and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Funds undertake no obligation to update or revise any forward looking statements made herein, whether as a result of new information, future events, or otherwise. There is no assurance that a Fund’s investment objectives will be attained.

INVEST WITH MIDAS	(Unaudited)
Account Information

MIDAS FUNDS OFFER
•	Regular Accounts
•
IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small-business owners), Roth and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts
•	Health Savings Accounts
•	Online and toll free telephone account access
•	Electronic delivery of account statements, reports, and prospectus, etc.
Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Bank Transfer Plan and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY
Midas shareholders can now sign up for electronic delivery of their account statements, confirmations, annual and semi- annual reports, prospectuses, and other material to receive Midas information more quickly and conveniently.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1)	go to www.MidasFunds.com and log into THE MIDAS TOUCH ® - Account Access
(2)	after logging in, at the Portfolio Summary, click on an account number and then select Account Detail from the left side menu, and
(3)
click on Electronic Document Delivery. On this page you can choose to have either account and confirmation statements or regulatory items, such as annual and semi-annual reports and prospectuses, or both, sent to any e-mail address you wish. That’s it!

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS
Opening Your New Account

ONLINE
To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, just follow the 3 steps below.
1	Visit www.MidasFunds.com and click “Open an Account” at the top menu bar.
2	Follow the instructions and complete the information to open a new account.
3	Start investing in the Midas Funds of your choice today!
PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com/midas-ira-accounts and print out an IRA application.

THE NUMBER ON THE INSTRUCTIONS BELOW CORRESPOND WITH THE NUMBER OF THE SECTION ON THE APPLICATION.

1
REGISTRATION If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2
MAILING AND E-MAIL ADDRESSES, TELEPHONE NUMBER, AND CITIZENSHIP If you are a non-U.S. citizen residing in the United States, in addition to this Account Application, you will be required to attach a Form W-8 BEN, which can be obtained from the IRS website at www.irs.gov or calling 1-800-829-3676. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the Custodian, including the custodian’s physical address.

3
CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Automatic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5
SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com/edelivery.

6
COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com/tax-planning for additional information on cost basis.

7
MIDAS SHAREHOLDER SERVICES - MIDAS BANK TRANSFER PLAN/THE MIDAS TOUCH® With the free Midas Bank Transfer Plan, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Bank Transfer Plan is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch® can you manage your account by purchasing or re- deeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers among the three Midas Funds, and perform transactions through a Shareholder Services Representative. To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8
SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application.

SEND BY MAIL Mail your completed Account Application to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE Call 1-800-400-MIDAS (6432) between 8 am and 6 pm ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER
SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 AM AND 6 PM ET ON BUSINESS DAYS.

MIDAS FUNDS
Discovering Opportunities®

NEW ACCOUNT PAPER APPLICATION

Opening Your New Account

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account.

Mail the completed Application and check payable to Midas Funds to:

Midas Funds, Box 6110, Indianapolis, IN 46206-6110

For an IRA application, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com/midas-ira-accounts

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must get your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please Type or Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET.

Individual or Custodian of a Gift/Transfer to a Minor:

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐

First Name | Middle Initial | Last Name | Social Security # | Date of Birth

Gift/Transfer to a Minor:

Minor's First Name | Minor's Middle Initial | Minor's Last Name | Minor's Social Security # | Minor's Date of Birth

Minor's Address (If different than Custodian Address) | City | State / Zip

Street Address (Physical Address) | City | State / Zip | Daytime Telephone

Mailing Address (If different from above) | City | State / Zip | Daytime Telephone

E-mail address | Citizen of Owner ☐ U.S. ☐ Other: (If other, attach IRS Form W-8) | Citizen of Joint Owner ☐ U.S. ☐ Other: (If other, attach IRS Form W-8)

PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Bank Transfer Plan (see Section 7).

MIDAS FUND		MIDAS MAGIC		MIDAS PERPETUAL PORTFOLIO		TOTAL
$	+	$	+	$	=	$

By Check: Please draw your check to the order of **Midas Funds** and enclose with this Application. **Third party checks and money orders will not be accepted.**

By Wire: Please complete this Application (except for the sentence in brackets below) and fax to 1-317-937-3014 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.
[Please indicate the assigned Midas account number __________________ and the date the wire was sent __________________.]

4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.

☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.

☐ Payment Option ☐ Dividends in cash, distributions reinvested. ☐ Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to edelivery please visit **www.MidasFunds.com/edelivery** and follow the instructions to log into "THE MIDAS TOUCH® Account Access."

MFSAR14

MIDAS SEMI-ANNUAL REPORT 2014 33

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out ☐ Loss/Gain Utilization

☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all mutual funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit **www.MidasFunds.com/tax-planning** for information on cost basis.

7 MIDAS BANK TRANSFER PLAN AND THE MIDAS TOUCH® - Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Bank Transfer Plan - Starting ______________ (date) automatically purchase shares of ______________________ (Fund Name) each month by transferring $ _________ ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ THE MIDAS TOUCH® - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With THE MIDAS TOUCH®, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer among the three Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Bank Transfer Plan or to get THE MIDAS TOUCH®, *please attach a voided check here.*

John and Jane Doe
123 Main Street
MyTown, USA 12345
1003
Date
PAY TO THE ORDER OF
$
DOLLARS
BANK NAME
BANK ADDRESS
MEMO
012345678 0123456789 1003

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

"I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund's privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively "Service Agents") are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. **I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien)." (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

Signature of ☐ Owner ☐ Custodian Date Signature of Joint Owner (if any) Date

This Account Application must be signed and completed for all authorized signers.

34 MIDAS SEMI-ANNUAL REPORT 2014

With THE MIDAS TOUCH® you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Automatic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund transfers among the three Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS
P.O. BOX 6110
INDIANAPOLIS, IN 46206-6110

1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. For performance data current to the most recent month-end, visit www.MidasFunds.com. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member, FINRA.

MIDAS FUNDS
Discovering Opportunities®

P.O. Box 6110
Indianapolis, IN 46206-6110

Return Service Requested

PRSRT STD
US POSTAGE
PAID
LANCASTER PA
PERMIT 1782

SAVE THE DATE

THURSDAY OCTOBER 9, 2014
4:00 P.M. ET

TELECONFERENCE
WITH MIDAS PORTFOLIO MANAGERS

Details at www.MidasFunds.com

Go Green
Sign up for electronic delivery at
www.MidasFunds.com/edelivery

Scan and Discover
Opportunities with Midas

MFSAR14

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

September 8, 2014	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

September 8, 2014	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

September 8, 2014	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

September 8, 2014	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer